Gain (loss) per share - Basic and diluted gain (loss) per share (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Gain (loss) per share
Net income (loss)	$ 4,839	$ (6,174)
Basic weighted average number of shares	33,647	30,438
Diluted weighted average number of shares	36,302	30,438
Total - Basic	$ 0.14	$ (0.20)
Total - Diluted	$ 0.13	$ (0.20)